UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39649 (Commission File Number)	27-2654848 (I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 600 Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 784-5350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On January 25, 2022, Gatos Silver, Inc. (the “Company”) issued a press release providing an update on mineral resources and reserves at the Cerro Los Gatos Mine and 2022 performance guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01 Other Information.

During the Company’s resource and reserve update process for the Los Gatos Joint Venture (“LGJV”), which included a detailed reconciliation of recent production performance, the Company concluded that there were errors in the technical report entitled “Los Gatos Project, Chihuahua, Mexico” with an effective date of July 1, 2020 (the “2020 Technical Report”), as well as indications that there is an overestimation in the existing resource model.

On a preliminary basis, the Company estimates a potential reduction of the metal content of Cerro Los Gatos’ (“CLG”) mineral reserve ranging from 30% to 50% of the metal content remaining after depletion. Since the 2020 Technical Report, depletion is 1.3 million tonnes grading 284 g/t silver, 3.9% zinc, 2.3% lead and 0.3 g/t gold that has been processed from July 1, 2020 to December 31, 2021. At this time, the Company cannot accurately quantify the exact magnitude of the reduction, and the mineral resource and reserve estimates in the 2020 Technical Report should not be relied upon.

The Company is working with independent engineering consultants to better understand the magnitude of the overestimation, including conducting a detailed reconciliation of production to previous models and reserve calculation estimates, as well as creating a new Life of Mine (“LOM”) plan. The Company is working expeditiously to complete this reconciliation. Given the complex nature of the reconciliation, Gatos Silver anticipates that it will complete its work in the second half of 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: January 25, 2022	By:	/s/ Roger Johnson
Roger Johnson
Chief Financial Officer